LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT ("Agreement") is dated as of December 26, 1996 by and between DVI Business Credit Corporation, a Delaware corporation ("Lender"), and HealthCare Imaging Services, Inc., a Delaware corporation; Edgewater Imaging Associates, L.P., a New Jersey limited partnership; Wayne Imaging Associates, L.P., a New Jersey limited partnership; Rittenhouse Square Imaging Associates, L.P., a Pennsylvania limited partnership ("Borrower") .

                                    SECTION 1

                                   DEFINITIONS

Section 1.1.  Specific Definitions.  The following definitions shall apply:

     (a) "Account Debtors" shall mean Borrower's customers and all other persons who are obligated or indebted to Borrower in any manner, whether directly or indirectly, primarily or secondarily, contingently or otherwise, with respect to Accounts.

     (b) "Accounts" shall mean all accounts, accounts receivable, monies and debt obligations in any form owing to Borrower (whether arising in connection with contracts, contract rights, instruments, general intangibles or chattel paper) arising out of the rendition of services by Borrower whether or not earned by performance; all deposit accounts, credit insurance, guaranties, letters of credit, advises of credit and other security for any of the above; Borrower's Books relating to any of the foregoing.

     (c) "Advance" shall mean an advance of loan proceeds constituting all or a part of the Loan.

     (d) "Borrower's Books" shall mean all of Borrower's books and records including but not limited to: minute books, ledgers; records indicating, summarizing or evidencing Borrower's assets, liabilities and the Accounts; all information relating to Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs and other computer-prepared information and the equipment containing such information; provided, however, that confidential patient records shall not be included therein, except to the extent otherwise provided by law.

     (e) "Prime Rate" shall mean the rate of interest announced publicly by Bank of America from time to time as its prime rate.

     (f) "Borrowing Base" shall mean, on the date of determination thereof, an amount equal to the sum of seventy-five percent (75%) of the Net Collectible Value for each type of Eligible Account minus the; provided, however, that workers compensation lien and personal injury claims may never exceed thirty-five percent (35%) of the Borrowing Base.



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     (g) "Cash Flow Ratio" as of any day, a fraction (a) the  numerator of which is equal to (i) the aggregate collections received during the two immediately preceding calendar months in respect of Eligible accounts receivable divided by
(ii) 2.0 and (b) the denominator of which is an amount equal to the average daily aggregate NCV of Eligible accounts receivable during such two immediately preceding calendar months.

     (h) "Closing Date" shall mean the date of the first Advance of the Loan.

     (i) "Collateral" shall have the meaning specified in Section 3.1 hereof.

     (j) "Commitment Amount" shall have the meaning set forth in Section 2.1.

     (k) "Distribution" shall mean, with respect to any shares of capital stock or any warrant or right to acquire shares of capital stock or any other equity security, (i) the retirement, redemption, purchase or other acquisition, directly or indirectly, for value by the issuer of any such security, except to the extent that the consideration therefor consists of shares of stock, (ii the declaration or (without duplication) payment of any dividend in cash, directly or indirectly, on or with respect to any such security, (iii) any investment in the holder of five percent (5%) or more of any such security if a purpose of such investment is to avoid characterization of the transaction as a Distribution, and (iv) any other cash payment constituting a distribution under applicable laws with respect to such security.

     (l) "Eligible  Accounts"  shall mean  Borrower's accounts receivable from"

compensation  authorized,  which have been due and payable for one hundred fifty
(150) or fewer days from the date of service and worker's compensation lien and personal injury claims, which have due and payable for three hundred sixty (360) or fewer days from the date of service (collectively referred to as "Retail Accounts").

     (m) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all references to sections thereof shall include such sections and any predecessor provisions thereto, including any rules or regulations issued in connection therewith.

     (n) "Event of Default" shall have the meaning specified in Section 10 hereof.

     (o) "Fair Value" means (i) with respect to Borrower's assets, if Net Fair Value is being determined as of a date on or prior to the first anniversary of the date hereof, the lower of (1) the value of such assets as determined in accordance with Bankruptcy Code Section 5487 or (2) the value of such assets as determined in accordance with the state fraudulent conveyance or fraudulent transfer law that would be applicable to the determination whether the obligations and/or the security interest relating thereto would constitute a fraudulent conveyance or a fraudulent transfer (the "Applicable State Law"),
(ii) with respect to Borrower's assets, if Net Fair Value is being determined as of a date after the first anniversary of the date hereof, the value of such assets as determined in accordance with the Applicable State Law,




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

     (iii) with respect to Borrower's liabilities, if Net Fair Value is being determined as of a date on or prior to the first anniversary of the date hereof, the lower of (1) the value of such liabilities as determined in accordance with Bankruptcy Code Section 548 or (2) the value of such liabilities as determined in accordance with the Applicable State Law, and (iv) with respect to Borrower's liabilities, if Net Fair Value is being determined as of a date after the first anniversary of the date hereof, the value of such liabilities as determined in accordance with the Applicable State Law.

     (p) "GAAP" means generally accepted accounting principles set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board, consistently applied.

     (q) "Governmental Authority" shall mean any governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in any case whether foreign or domestic.

     (r) "Health Care Laws" shall mean all federal, state and local laws specifically relating to health care providers and health care services, including, but not limited to, Section 1877(a) of the Social Security Act as amended by the Omnibus Budget Reconciliation Act of 1993, 42 USC Section 1395nn.

     (s) "Indebtedness" of a Person shall mean (i) all items (except items of capital stock, capital or paid-in surplus or of retained earnings) which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of the balance sheet of such Person as of the date as of which Indebtedness is to be determined, including any lease which, in accordance with GAAP would constitute indebtedness; (ii) all indebtedness secured by any mortgage, pledge, security, lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness secured thereby shall have been assumed; and (iii) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for the collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, stock or equity purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable.

     (t) "Lender Expenses" shall mean (i) all costs or expenses (including, without limitation, taxes and insurance premiums) required to be paid by Borrower under this Agreement or under any of the other Loan Documents that are paid or advanced by Lender; (ii) filing, recording, publication and search fees paid or incurred by Lender in connection with Lender's transactions with Borrower; (iii) costs and expenses incurred by Lender to correct any Event of Default or enforce any provision of the Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, and preparing for sale or advertising to sell the Collateral, whether or not a sale is consummated, after the occurrence of an Event of Default; (iv) costs and expenses of suit


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

incurred by Lender in enforcing or defending the Loan Documents or any portion thereof; (v) costs and expenses incurred by Lender to convert any data submitted to Lender by Borrower to an acceptable form; and (vi) Lender's reasonable attorney fees and expenses incurred (before or after execution of this Agreement) in advising Lender with respect to, or in structuring, drafting, reviewing, negotiating, amending, terminating, enforcing, defending or otherwise concerning, the Loan Documents or any portion thereof, irrespective of whether suit is brought.

     (u) "Lien" shall mean any security interest, mortgage, pledge, assignment, lien or other encumbrance of any kind, including any interest of a vendor under a conditional sale contract or consignment and any interest of a lessor under a capital lease.

     (v) "Loan" shall mean each loan or any other loan or loans made by Lender to Borrower pursuant to this Agreement.

     (w) "Loan Availability" shall mean the lesser of (a) the Commitment Amount or (b) the Borrowing Base minus the aggregate Advances and other Obligations outstanding under this Agreement.

     (x)  "Loan  Documents"  shall  mean  (i) this Agreement;   (ii) the  Note;
(iii) any other agreements or documents hereafter delivered to secure repayment of the Loan; (iv) the Lock Box Agreement and (v) any other certificates, documents, instruments, or financing statements delivered by Borrower to Lender pursuant to the terms of this Agreement.

     (y) "Lock Box Agreement" shall mean those certain Lock Box Agreements between Borrower and any lock box servicer(s) ("servicer(s)") chosen by Lender and Borrower and the letter of instructions with respect thereto among Lender, Borrower and Servicer.

     (z) "Net Collectible Percentage" shall mean the percentages described on Exhibit A attached hereto. The Net Collectible Percentage may change from time to time in Lender's sole and absolute discretion, written notification of which shall be given to Borrower by Lender.

     (aa) "Net Collectible Value" shall mean, for each type of Eligible Account, the Net Collectible Percentage times the aggregate current outstanding amount for such type of Eligible Account.

     (bb) "Net Fair Value" the amount by which the Fair Value of Borrower's assets exceeds the Fair Value of Borrower's liabilities (including contingent liabilities).

     (cc) "Note" shall mean the Secured Promissory Note executed by Borrower pursuant to the terms of this Agreement.

     (dd) "Obligations" means (i) all obligations (monetary or otherwise) of Borrower arising under or in connection with this Agreement, the Note and all other Loan Documents.

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

     (ee) "Permitted Liens" shall mean (i) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not yet due or is being contested as permitted in this Agreement; (ii) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which has not expired, or in respect of which Borrower is in good faith prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review has been secured;
(iii) Liens and priority claims incidental to the conduct of business or the ownership of properties and assets (including warehouse's and attorney's Liens and statutory landlord's Liens); deposits, pledges or Liens to secure the performance of bids, tenders, or trade contracts, or to secure statutory obligations; and surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided that in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings; and further provided that any such warehouse's or statutory landlord's Liens have been subordinated to the Liens of Lender in a manner satisfactory to Lender; and (iv) Liens existing on the date of this Agreement that secure Indebtedness of Borrower outstanding on such date and that are disclosed on Schedule 1.1 hereto;

     (ff) "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), Governmental Authority or any other entity.

     (gg) "Proceeds" shall mean all proceeds and products of Collateral and documents covering Collateral; all property received wholly or partly in trade or exchange for Collateral; all claims against third parties arising out of damage, destruction or decrease in value of the Collateral; all leases of Collateral; and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of the Collateral or any interest therein.

     (hh) "Subordinate Obligations" shall mean all Indebtedness of Borrower subordinated to the Obligations pursuant to subordination and/or intercreditor agreements in form satisfactory to Lender.

     (ii) "Termination Date" shall mean the last day of any term as to which a written notice of non-renewal pursuant to Section 2.7 has been received or, in the case of a termination due to a prepayment under Section 2.7, the date of such prepayment.

     (jj) "Unmatured Default" shall mean any event or condition that, with notice, passage of time, or a determination by Lender or any combination of the foregoing would constitute an Event of Default.

Section 1.2. Generally Accepted Accounting Principles and Uniform Commercial Code. All financial terms used in this Agreement, other than those defined in this Section 1, have the meanings accorded to them under GAAP. All other terms used in this Agreement, other than those defined in this

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

Section 1, have the meanings accorded to them in the Uniform Commercial Code as enacted in any applicable jurisdiction.

Section 1.3.  Construction

     (a) Unless the context of this Agreement clearly requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning of the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder" and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.

     (b) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and its counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish the purposes and intentions of all parties hereto fairly.

                                    SECTION 2

                                      LOAN

Section 2.1. The Loan. Subject to the terms and conditions and relying on the representations and warranties set forth herein, Lender agrees to make Advances to Borrower from time to time in an aggregate amount not to exceed the lesser of
(i) Two Million and no/100 Dollars ($2,000,000.00) (the "Commitment Amount"), or
(ii) the Borrowing Base. Within the limits of the Loan Availability, Borrower may borrow, make repayments pursuant to Section 2.4 and reborrow. If, at any time, the aggregate Advances and other Obligations outstanding exceed the then Loan Availability, then Borrower shall pay to Lender a sum sufficient to reduce the Advances and other Obligations outstanding to an amount not greater than the Loan Availability. Lender's commitment to make Advances shall expire, and the amount of the Loan then outstanding shall mature and be repaid by Borrower, without further action on the part of Lender, on the Termination Date.

Section 2.2. Note. All Loans made by the Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in substantially the form of Exhibit 2.02 duly completed, in the original principal amount equal to the initial Commitment Amount, dated the Closing Date, payable to the Lender and maturing as to principal on the Termination Date (the "Note"). The amount of each Advance and payment of principal amount received by the Lender shall be recorded in the books and records of the Lender, which books and records shall, in the absence of manifest error, be conclusive as to the outstanding balance of and other information related to the Loan. Lender shall be entitled at any time to endorse on a schedule attached to the Note the amount and type of each Advance and information relating thereto.


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

Section 2.3. The Borrowing Base. On a weekly basis the Borrowing Base will be recalculated by adding weekly billings to the prior week's Eligible Accounts and subtracting deposits and adjustments, if applicable, and then multiplying this amount by the Net Collectible Percentage. The Borrowing Base shall be calculated on the basis of the reports delivered to Lender pursuant to Section 5.4.

Section 2.4.  Notice of  Borrowing.  Whenever  Borrower  desires to borrow under
Section 2.1, Borrower shall deliver to Lender a Drawdown Request Form, in a form reasonably satisfactory to Lender, signed by an authorized officer no later than 2:00 p.m. Pacific Standard Time at least one (1) business day in advance of the proposed funding date. The Drawdown Request Form shall specify (i) the funding date (which shall be a business day) with respect to the requested Loan and
(ii) the amount of the proposed Advance.

Section 2.5. Use of Proceeds. The proceeds of the Loan shall be used by Borrower to provide working capital.

Section 2.6. Loan Repayment Via Lock Box/Servicer Account. Upon the execution hereof, Borrower shall become a party to the Lock Box Agreement which provides for the receipt and processing of Account payments. Borrower shall irrevocably direct: (i) all non-government payors to remit payment to the servicer's post office box in Lender's name and control, and (ii) all government payors to remit payment to a second post office box of such servicer in Borrower's name. Prior to funding and upon receipt of the lock box post office box number(s), Borrower shall provide Lender re-direct letters (in a form satisfactory to Lender) to all of Borrower's payors on Borrower's letterhead, including envelopes for Lender to process and mail (Lender will add postage which shall be charged to Borrower). The Lock Box Agreement provides for the servicer to deposit daily all receipts of the post office boxes into deposit accounts, with non-government payor receipts paid into an account subject to Lender's control and, government payor receipts paid into an account in Borrower's name; such accounts shall be (i) at a financial institution acceptable to Lender, and (ii) governed by terms and conditions acceptable to Lender. Borrower agrees and acknowledges that all government payor receipts will be immediately transferred to an account in the name and control of Lender. Deposits (net of fees) shall be applied to reduce the Loan balance including Advances, interest, fees, all applicable charges and other payments, if applicable, within 24 hours. Deposits/receipts will reduce the Borrowing Base in accordance with Section 2.3 above. Any receipts (net of such servicer's fees) remaining after all such payments to Lender will be paid to Borrower within 24 hours of receipt. Borrower shall bear all charges for establishing and maintaining the post office box accounts and all bank charges for such deposit accounts. Lender shall deduct from the deposit accounts all sums Borrower owes to it hereunder, including fees, interest, reimbursements and principal payments. Any Obligations not paid by such deduction shall be satisfied by direct payment to Lender at 4041 MacArthur Blvd., Suite 401, Newport Beach, California 92660. Any amounts hereunder not paid as agreed shall be assessed a late payment penalty of five percent (5%).

Section 2.7. Term of Agreement;  Prepayment.  The Term of this  Agreement is two
(2) years. Provided that no Event of Default or any Unmatured Event of Default exists, Borrower may

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


terminate this Agreement provided that it pays to Lender an amount equal to two and one half percent (2.5%) of the Commitment Amount if canceled in year 1 of the initial term; and one and one half percent (1.5%) of the Commitment Amount if canceled in year 2. This Agreement shall be renewed for consecutive one (1) year terms unless this Agreement is terminated, effective as of the last day of a term, by written notice by Lender or Borrower no later than thirty (30) days before the expiration of such term. All of Lender's obligations, responsibilities and duties shall cease upon the date of termination of this Agreement, except for its obligation to remit excess receipts from the lock box deposit accounts in accordance with the terms of this Agreement.

Section 2.8. Lender's Fees. Upon execution hereof, Lender shall be entitled to an origination fee equal to one and one half percent (1.5%) of the Commitment Amount, less $15,000.00 currently on deposit. Increases to the Commitment Amount during the term will be charged on the incremental increase at the same origination percentage. On or before the first day of each month Borrower shall pay Lender a monthly maintenance fee of One Thousand Two Hundred Fifty and no/100 Dollars ($1,250.00). Commencing sixty (60) days from the date hereof, on or before the first day of each month Borrower shall pay Lender an unutilized loan fee of equal to .5% of the difference between the Commitment Amount and the average outstanding Loan amount as of the previous month. Lender's fees will be deducted, when due, directly from receipts from accounts receivable deposited in accordance with Section 2.6.

Section 2.9. Interest on the Loans. All Advances shall bear interest on the unpaid principal amount thereof from the date made until paid in full at a fluctuating rate equal to the Prime Rate plus three percent (3%). Interest shall be payable monthly in arrears on the first day of each month for the preceding month. Interest shall be calculated on the basis of a year of 360 days, but for the actual number of days elapsed. Interest accrued but not paid pursuant to
Section 2.6 shall be treated as an Advance if not otherwise paid within five (5) days of the end of the month in which it accrues.

Section 2.10. Conditions to the Closing. Lender's obligation to make the initial Advance hereunder on the Closing Date is subject to Lender's determination that Borrower as of the date of the Advance has satisfied, and continues to satisfy, the following conditions:

     The representations and warranties set forth in this Agreement and in the other Loan Documents shall be true and correct on and as of the date hereof and shall be true and correct in all material respects as of the Closing Date and Borrower shall have performed all obligations which were to have been performed by it hereunder.

     (b) Borrower shall have executed and delivered to Lender (or shall cause to be executed and delivered to Lender by the appropriate Persons) the following:

      (i)    this Agreement;

      (ii)   the Note;



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


     (iii)  UCC-1 Financing Statements;

     (iv)   the Lock Box Agreement;

     (v)    Payor redirect letters;

     (vi) pay-off letters, UCC Termination Statements and Lien Releases as required to grant Lender a first priority security interest other than Permitted Liens in Collateral pledged as security for repayment of the Loan;

     (vii) certified copies of resolutions of the Board of Directors of Borrower authorizing the execution and delivery of Loan Documents to be executed by Borrower; and

     (viii) copies of the Articles of Incorporation of Borrower certified by the Secretary of State of the applicable issuing state.

     (ix) a certificate from an officer of Borrower indicating that the representations and warranties contained herein are true and correct as of the Closing Date.

     (c) Neither an Event of Default nor an Unmatured Default shall have occurred and be continuing as of the Closing Date,

     (d) Borrower or Guarantor shall not have suffered a material adverse change in its business, operations or financial condition from that reflected in the Financial Statements of Borrower or Guarantor delivered to Lender or otherwise.

     (e) Lender shall have received such additional supporting documents, certificates and assurances as Lender shall reasonably request which shall be satisfactory to Lender in form and substance.

Section 2.11. If there is more than one Borrower, the obligations hereunder are joint and several obligations of the Borrowers. Notwithstanding any other provision hereof, a Borrower's liability for the obligations at any time shall not exceed the greater of (1) the sum of (a) the total principal of the obligations that such Borrower directly or indirectly received and (b) the interest and expenses accrued with respect to such principal, and (2) the greater of (a) ninety-five percent (95%) of such Borrower's Net Fair Value on the date hereof, and (b) ninety-five percent (95%) of such Borrower's highest Net Fair Value during the period commencing after such date and terminating on the date of determination of liability hereunder




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



                                    SECTION 3

                                SECURITY INTEREST

Section 3.1. Grant of Security Interest. In order to secure prompt payment and performance of all Obligations, Borrower hereby grants to Lender a continuing first-priority pledge and security interest in the following property of Borrower (the "Collateral"), whether now owned or existing or hereafter acquired or arising and regardless of where located, subject only to Permitted Liens. This security interest in the Collateral shall attach to all Collateral without further action on the part of Lender or Borrower. The Collateral shall consist of the following, subject in each case only to Permitted Liens together with such third-party consents, lien waivers and estoppel certificates as Lender shall reasonably require: All of Borrower's present and future Accounts (including, without limitation, all of Borrower's rights under that certain Professional Services Agreement dated February 13, 1992 between Borrower and United Imaging Group; that certain Consulting Services Agreement dated June 29, 1991 between Borrower and Monmouth Diagnostic Imaging, P.A.; that certain Consulting Services Agreement dated June 26, 1991 between Borrower and Wayne MRI, P.A.; that certain Consulting Services Agreement dated June 29, 1991 between Borrower and Edgewater Diagnostic Imaging, P.A.; that certain Consulting Services and License Agreement dated January 27, 1986 as Amended and Assigned between Borrower and Kings Medical Diagnostic Imaging, P.C.).

                                    SECTION 4

                            SPECIFIC REPRESENTATIONS

Section 4.1.  Name of  Borrower.

The exact name, state law under which Borrower was organized, prior legal names, current or prior trade names are set forth on Schedule 4.1.

Section 4.2. Mergers and Consolidations. Except as disclosed on Schedule 4.2, no entity has merged into any of Borrower or been consolidated with Borrower.

Section 4.3. Purchase of Assets. Except as disclosed on Schedule 4.3 no entity has sold substantially all of its assets to Borrower or sold assets to Borrower outside the ordinary course of such seller's business at any time in the past.

Section  4.4.  Change of Name or Identity.  Borrower  shall not change its name,
business   structure  or  identity  or  use  a  new  trade  name  without  prior notification to Lender or merge into or consolidate with any other entity.

                                    SECTION 5

                         PROVISIONS CONCERNING ACCOUNTS

Section 5.1. Office and Records of Borrower. Borrower's chief executive offices are located at: 200 Schulz Drive, Middletown, New Jersey 07701. Borrower maintains all of its records with respect to Accounts at: 200 Schulz Drive, Middletown, New Jersey 07701. Borrower has not at any time within the past four
(4) months maintained their chief executive office or their records with respect to Accounts at any other location and shall not do so hereafter except with the prior written consent of Lender.

Section 5.2. Representations. Borrower represents and warrants that each Account at the time of its assignment to Lender (a) will be owned solely by Borrower,
(b) will be for a liquidated amount maturing as stated in Borrower's Books; (c) will be a bona fide existing obligation created by the rendition of services to Account Debtors or their insured by Borrower in the ordinary course of its business; and (d) will not be subject to any known deduction, offset, counterclaim, return privilege, or other condition, except as reflected on Borrower's Books. Borrower shall neither redate any invoices nor reissue new invoices in full or partial satisfaction of old invoices. Allowances, if any, as between Borrower and its customers will be on the same basis and in accordance with the usual customary practices of Borrower as they exist on the date of this Agreement.

Section 5.3. Returns and Repossessions. Borrower shall notify Lender within five
(5) business days of occurrence of all material claims asserted by Account Debtors.

Section 5.4. Borrowing Base Reports. Borrower shall on a weekly basis execute and deliver to Lender, in form and content satisfactory to Lender, (i) a Borrowing Base report; (ii) a detailed aging of Accounts; and (iii) a charges, collections and adjustment summary for the week. Borrower shall, upon the request of Lender execute and deliver to Lender an updated Borrowing Base report reflecting additional billings, write-offs and deposits and all of Borrower's accounts receivable data in a computer disc or tape format acceptable to Lender. On a monthly basis, and no later than the 10th day of each month, Borrower shall submit to Lender (i) a month-end Borrowing Base Report, (ii) an accounts receivable aging report as of the last day of the preceding month, and (iii) charges, collections and adjustments summary for the preceding month. Lender shall periodically review Borrower's actual adjustments to cash receipts and write-offs, as well as Borrower's payor profile. To the extent Borrower's adjustments, write-offs and payor profile materially changes, Lender may, in its sole discretion, change the Net Collectible Percentage attributable to each type of account by written notice to Borrower of such change.

Section 5.5. Compliance Certificate. With each final month-end Borrowing Base report which Borrower delivers to Lender, Borrower also shall deliver to Lender a Compliance Certificate in the form of Exhibit 5.5 attached hereto, which Compliance Certificate shall be completed and signed by an officer of Borrower.

Section 5.6. Lender's Rights. Any officer, employee or agent of Lender shall have the right, at any time or times hereafter, in the name of Lender or its nominee (including Borrower), with prior notice to Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise; and all reasonable costs thereof shall be payable by Borrower to Lender. Lender, or its designee may at any time after default by Borrower hereunder notify customers or Account Debtors that Accounts have been assigned to Lender or of Lender's security interest therein and after default by Borrower hereunder collect the same directly and charge all reasonable collection costs and expenses to Borrower's account.

Section 5.7. Disclaimer of Liability. Lender shall not be liable to Borrower or any third person for the correctness, validity or genuineness of any instruments or documents released or endorsed to Borrower by Lender (which shall automatically be deemed to be without recourse to Lender in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and Lender, by accepting a Lien on the Collateral or by releasing any Collateral to Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or creditor of Borrower or to any other third party. Borrower agrees to indemnify and defend Lender and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Section 5.7.

Section 5.8. Post Default Rights. If an Event of Default has occurred and is continuing hereunder, no discount, credit or allowance shall be granted or permitted by Borrower to any Account Debtor; provided, however, that, notwithstanding the existence of an Event of Default, (i) Borrower may continue to invoice and bill Account Debtors under discount, credit and allowance arrangements that Borrower maintained in the ordinary course of business prior to such Event of Default occurring, and (ii) Account Debtors may, during the continuance of an Event of Default, utilize discount, credit and allowance arrangements that Borrower extended to them in the ordinary course of business. Lender may, after default by Borrower, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms that Lender considers advisable, and in such cases, Lender will credit Borrower's account with only the net amounts received by Lender in payment of such disputed Accounts, after deducting all Lender Expenses incurred in connection therewith.

Section 5.9. Accounts Owed by Federal Government. If any Accounts shall arise out of a contract with the United States of America or any department, agency, subdivision or instrumentality thereof, Borrower shall promptly notify Lender thereof in writing and take all other action requested by Lender to protect Lender's Lien on such Accounts under the provisions of the federal laws on assignment of claims.

Section 5.10. Business Activity Reports. Borrower has filed and shall file all legally required notices and reports of its business activities with all the appropriate taxing authorities and the appropriate Governmental Authority of each jurisdiction in which Borrower is legally required to file such a notice or report.

                                    SECTION 6

                    PROVISIONS CONCERNING GENERAL INTANGIBLES

Section 6.1.  Contracts.

     (a) Schedule 6.1. is a true and complete list of all material contracts and agreements to which Borrower is a party.

     (b) Borrower shall not amend, modify or supplement any contract or agreement included in the Collateral or waive any provision thereof other than in accordance with Borrower's standard business practice, nor shall such standard business practice be materially changed without Lender's consent, which shall not be unreasonably withheld.

     (c) Borrower shall remain liable to perform all of its duties and obligations under any contracts and agreements included in the Collateral to the same extent as if this Agreement had not been executed; and Lender shall not have any obligation or liability under such contracts and agreements by reason of this Agreement or otherwise.

     (d) Borrower need not pay any amount due under any contract or agreement listed on Schedule 6.1, nor otherwise perform any action required under the terms of any such contract or agreement, if such payment or performance is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, if Lender is notified in advance of such contest, and if Borrower establishes any reserve or other appropriate provision required by GAAP and deposits with Lender cash or an acceptable bond reasonably requested by Lender.

                                    SECTION 7

                     OTHER PROVISIONS CONCERNING COLLATERAL

Section 7.1. Further Assurances. Borrower shall execute and deliver to Lender, concurrent with Borrower's execution of this Agreement and at any time or times hereafter at the request of Lender, all financing statements, continuation financing statements, security agreements, chattel mortgages, assignments, endorsements of certificates of title, applications for titles, affidavits, reports, notices, schedules of Accounts, letters of authority and all other documents Lender may reasonably request, in form satisfactory to Lender, to perfect and maintain perfected Lender's Liens in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents. Borrower hereby irrevocably makes, constitutes and appoints Lender (and any of Lender's officers, employees or agents designated by Lender) as Borrower's true and lawful attorney with power to sign the name of Borrower on any of the above-described documents or on any other similar documents that need to be executed, recorded or filed in order to perfect or continue to be perfected Lender's Liens in the Collateral.

Section 7.2. Lender's Duty of Care Lender shall have no duty of care with respect to the Collateral except that Lender shall exercise reasonable care with respect to the Collateral in Lender's custody. Lender shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Lender accords its own property or if Lender takes such action with respect to the Collateral as Borrower shall request or agree to in writing provided that neither failure to comply with any such request nor any omission to do any such act requested by Borrower shall be deemed a failure to exercise reasonable care. Lender's failure to take steps to preserve rights against any parties or property shall not be deemed to be failure to exercise reasonable care with respect to the Collateral in Lender's custody. All risk, loss, damage or destruction of the Collateral shall be borne by Borrower.

Section 7.3. Reinstatement of Liens. If, at any time after payment in full by Borrower of all Obligations and termination of Lender's Liens, any payments on Obligations previously made by Borrower or any other Person must be disgorged by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, or reorganization of Borrower or such other Person), this Agreement and Lender's Liens granted hereunder shall be reinstated as to all disgorged payments as though such payments had not been made, and Borrower shall sign and deliver to Lender all documents and other items necessary to perfect all terminated Liens.

Section 7.4. Lender Expenses. If Borrower fails, as required by the terms hereof, (i) to pay any moneys (whether taxes, assessments, insurance premiums or otherwise) due to third persons or entities, (ii) to make any deposits or furnish any required proof of payment or deposit or (iii) to discharge any Lien not permitted hereby, then Lender may, to the extent that it determines that such failure by Borrower could have a material adverse effect on Lender's interests in the Collateral, in its discretion and without prior notice to Borrower, make payment of the same or any part thereof. Any amounts paid or deposited by Lender shall constitute Lender Expenses, shall become part of the Obligations, shall bear interest at the rate of eighteen percent (18%) per annum, and shall be secured by the Collateral. Any payments made by Lender shall not constitute (a) an agreement by Lender to make similar payments in the future or (b) a waiver by Lender of any Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or Lien and the receipt of the usual official notice for the payment of moneys to a governmental entity shall be conclusive evidence that the same was validly due and owing.

Borrower shall immediately and without demand reimburse Lender for all sums expended by Lender that constitute Lender Expenses, and Borrower hereby authorizes and approves all advances and payments by Lender for items constituting Lender Expenses.

Section 7.5. Inspection of Records. During usual business hours, Lender shall have the right to inspect Borrower's Books and records in order to verify the amount or condition of, or any other matter relating to, the Collateral and Borrower's financial condition and to copy and make extracts therefrom. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Lender pursuant to this Agreement and agrees that Lender may directly contact any such accounting firm or service bureau in order to obtain such information.

Section 7.6. Waivers. Except as specifically provided for herein, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable.

                                    SECTION 8

                         REPRESENTATIONS AND WARRANTIES

As of the date hereof Borrower hereby warrants and represents to Lender the following:

Section 8.1. Corporate Status Borrower is a corporation validly existing and in good standing under the laws of the state of its incorporation; and is qualified and licensed to do business and is in good standing in any state in which the conduct of its business or its ownership of property requires that it be so qualified or licensed, and has the power and authority (corporate and otherwise) to execute and carry out the terms of the Loan Documents to which it is a party, to own its assets and to carry on its business as currently conducted.

Section 8.2. Authorization. The execution, delivery, and performance by Borrower of this Agreement and each other Loan Document have been duly authorized by all necessary corporate or partnership action. Borrower, has duly executed and delivered this Agreement and each other Loan Document to which it is a party, and each of them constitutes a valid and binding obligation of Borrower, as applicable, enforceable according to its terms except as such enforceability may be limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally.

Section 8.3. No Breach. The execution, delivery and performance by Borrower of this Agreement and each other Loan Document to which they are a party (a) will not contravene any law or any governmental rule or order binding on Collateral;
(b) will not violate any provision of the articles of incorporation, bylaws or partnership agreement, as applicable, of Borrower; (c) will not violate any agreement or instrument by which Borrower, as applicable, is bound; (d) do not require any notice to consent by any Governmental Authority; and (e) will not result in the creation of a Lien on any assets of Borrower except the Lien to Lender granted herein.

Section 8.4. Taxes. All assessments and taxes, whether real, personal or otherwise, due or payable by or imposed, levied or assessed against Borrower or any of its property have been paid in full before delinquency or before the expiration of any extension period; and Borrower has made due and timely payment or deposit of all federal, state, and local taxes, assessments or contributions required of it by law, except only for items that Borrower is currently contesting diligently and in good faith and that have been fully disclosed in writing to Lender.

Section 8.5. Deferred Compensation Plans. Borrower has made all required contributions to all deferred compensation plans to which it is required to contribute, and Borrower has no liability for any unfunded benefits of any single-employer or multi-employer plans. Borrower is not and at no time has been a sponsor of, provided, or maintained for any employees any defined benefit plan.

Section 8.6. Litigation and Proceedings. Except as set forth on Schedule 8.6 attached hereto, there are no outstanding judgments against Borrower or any of its assets and there are no actions or proceedings pending by or against Borrower before any court or administrative agency. Borrower has no knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower, except for ongoing which Borrower is the plaintiff and except as set forth in Schedule 8.6 hereto.collection matters in which Borrower is the plaintiff and except as set forth in Schedule
8.6 hereto.

Section 8.7. Business. Borrower has all franchises, authorizations, patents, trademarks, copyrights and other rights necessary to advantageously conduct its business. They are all in full force and effect and are not in known conflict with the rights of others. Borrower is not a party to or subject to any agreement or restriction that is so unusual or burdensome that it might have a material adverse effect on Borrower's business, properties or prospects.

Section 8.8. Laws and Agreements. Borrower is in compliance with all material agreements applicable to it, including obligations to contribute to any employee benefit plan or pension plan regulated by ERISA. Borrower is in material compliance with all laws applicable to it.

Section 8.9. Ownership of Accounts. Prior to the Lender making any Loan as set forth herein, the Borrower will be the sole owner of, and have good and marketable title to the Accounts pledged as security for such Loan.

Section 8.10. No conflict. The granting of a security interest in the pledged Accounts to the Lender will not violate the terms or provisions of any loan document or any other agreement to which the Borrower then is a party or by which it is bound.

Section 8.11. Security Interest. After giving effect to each Loan contemplated by this Agreement, the Lender will be the holder of a valid perfected first priority security interest in the pledged Accounts. Accounts pledged to the lender in connection with any Loan will be free and clear of all liens.

Section 8.12. No Defaults. As of the date on which an Account is pledged to the Lender pursuant to the terms hereof there shall have been no default under such Account.

Section 8.13. Origination.Each Account will have been originated by the Borrower in the ordinary course of its business in accordance with the Borrower's regular credit approval process and does not contravene any laws, rules or regulations applicable thereto. No pledged Account will have been selected on any basis which would have any adverse effect on the Lender.

Section 8.14. Legality. No pledged Account will have been originated in, or be subject to the laws of, any jurisdiction whose laws would make the terms hereof or any transaction contemplated hereby unlawful.

Section 8.15. Consents. No consent or approval is required for the pledging of any Accounts to the Lender pursuant to the terms of this Agreement, except for such consents or approvals as have been obtained.

Section 8.16. Financial Condition. All financial statements and information relating to Borrower that have been or may hereafter be delivered by Borrower to Lender are accurate and complete and have been prepared in accordance with GAAP. Borrower has no material obligations or liabilities of any kind not disclosed in that financial information, and there has been no material adverse change in the financial condition of Borrower since the date of the most recent financial statements submitted to Lender.

Section 8.17.  Health Care Laws.

     (a) Borrower has obtained all permits, licenses and other authorizations that are required under Health Care Laws applicable to Borrower and it and is in compliance in all material respects with all terms and conditions of the required permits, licenses and authorizations, and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such Health Care Laws.

     (b) Borrower is not aware of, and has not received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans that may interfere with or prevent compliance or continued compliance in any material respect with Health Care Laws.

     (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation or proceeding pending or threatened against Borrower, relating in any way to Health Care Laws.

Section 8.18. Cumulative Representations. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements that Borrower shall give, or cause to be given, to Lender, either now or hereafter.

                                    SECTION 9

                                    COVENANTS

Section 9.1. Encumbrance of Collateral. Borrower shall not create, incur, assume or permit to exist any Lien on any Collateral now owned or hereafter acquired by Borrower, except for Liens to Lender and Permitted Liens.

Section 9.2. Business Borrower. shall engage primarily in business of the same general character as that now conducted by Borrower.

Section 9.3. Condition and Repair. Borrower shall maintain in good repair and working order all properties used in their business and from time to time shall make all appropriate repairs and replacements thereof.

Section 9.4. Taxes. Borrower shall pay all taxes, assessments and other governmental charges imposed upon it or any of its assets or in respect of any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or might become a Lien or charge upon any of its assets, provided that (unless any material item or property would be lost, forfeited or materially impaired as a result thereof) no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, if Lender is notified in advance of such contest, and if Borrower establishes any reserve or other appropriate provision required by GAAP. Borrower shall make timely payment or deposit of all FICA payments and withholding taxes required of it by applicable laws and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower has made such payments or deposits.

Section 9.5. Accounting System. Borrower at all times hereafter shall maintain a standard and modern system of accounting in accordance with GAAP, with ledger and account cards or computer tapes, disks, printouts and records that contain information pertaining to the Collateral that may from time to time be requested by Lender. Borrower shall not modify or change its method of accounting or enter into any agreement hereafter with any third-party accounting firm or service bureau for the preparation or storage of Borrower's accounting records without said accounting firm's or service bureau's agreeing to provide to Lender information regarding the Collateral and Borrower's financial condition.

Section 9.6. Quarterly Financial Statements. Borrower shall furnish Lender as soon as practicable but in no event later than forty-five (45) days after the end of each of the first three quarterly fiscal periods of each fiscal year with unaudited quarterly financial statements in form and substance as required by Lender, including a balance sheet, an income statement and a statement of cash flows, prepared in accordance with GAAP together with a certificate executed by the chief financial officer of Borrower stating that the financial statements fairly present the financial condition of Borrower as of the date and for the periods covered and that as of the date of such certificate there has not been any violation of any provision of this Agreement or the happening of any Event of Default or Unmatured Default hereunder.

Section 9.7. Annual Financial Statements. Borrower shall furnish Lender as soon as practicable but in no event later than ninety (90) days after the close of each fiscal year commencing with fiscal 1996 with audited annual financial statements, which financial statements shall be prepared in accordance with GAAP and shall be certified without qualification by an independent certified public accounting firm satisfactory to Lender. With all financial statements, Borrower will also deliver a certificate of its chief financial officer attesting that no Event of Default or Unmatured Default under the Agreement has occurred and is continuing.

Section 9.8. Borrower shall maintain at all times during the term hereof the following financial covenants, measured in accordance with GAAP: (i) minimum Tangible Net Worth of $3,000,000, (ii) Debt to Equity Ratio of not greater than
3.0 to 1.0.

Section 9.9. Borrower's Cash Flow Ratio shall not be less than twenty percent (20%) for two (2) consecutive reporting periods.

Section 9.10. Further Information. Borrower shall promptly supply Lender with such other information concerning its affairs as Lender may reasonably request from time to time hereafter and shall promptly notify Lender of any material adverse change in Borrower's financial condition and any condition or event that constitutes a breach of or event that constitutes an Event of Default under this Agreement. In addition, Borrower authorizes Lender to contact credit reporting agencies concerning, Borrower's credit standing. Borrower also authorizes Lender to utilize Borrower's name in Lender's marketing materials.

Section 9.11. ERISA Covenants. Guarantor or Borrower shall comply with all applicable provisions of ERISA and all other laws applicable to any deferred compensation plans with which Guarantor or Borrower is associated, and shall promptly notify Lender of the occurrence of any event that could result in any material liability of Borrower to any person to any person whatsoever with respect to any such plan.

Section 9.12. Restrictions on Merger, Consolidation, Sale of Assets, Issuance of Stock, etc. Without prior written consent of Lender, Borrower shall not:

     (a) merge or consolidate with any Person;

     (b) sell, lease or otherwise dispose of its assets in any transaction or series of related transactions (other than sales in the ordinary course of business);

     (c) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction;

     (d) acquire interests of any business in excess of Five Hundred Thousand Dollars ($500,000.00) in the aggregate in any calendar year in any business (whether by purchase of assets, purchase of stock, merger or otherwise);

     (e) become subject to any agreement or instrument which by its terms would restrict Borrower's right or ability to perform any of its obligations to Lender pursuant to the terms of the Loan Documents; or

     (f) authorize or issue any additional stock or equity interest.
Section 9.13.  Health Care Covenants:

     (a) Borrower shall comply in all material respects with, and shall obtain all permits required by, all Health Care Laws applicable to Borrower.

     (b) Borrower shall promptly furnish to Lender a copy of any communication from any Governmental Authority concerning any possible violation of any Health Care Laws or any occurrence of which Borrower would be required to notify any Governmental Authority with jurisdiction over Health Care Laws.

Section 9.14. Distributions. Borrower shall not make any Distributions except as
(i) set forth on Schedule 9.12 hereto, and (ii) authorized by Lender, upon Borrower's request, which authorization shall not be unreasonably withheld and which authorization shall not be deemed to authorize any Distributions while an Event of Default is continuing or if such Distribution would cause an Event of Default to occur.

Section 9.15. Subordinate Obligations. Borrower shall not voluntarily prepay any principal (including the making of any sinking fund payment), interest or any other amount in respect of Subordinate Obligations.

Section 9.16. Amendments. Borrower shall not amend any provision of any Subordinate Obligation if such amendment would (i) affect any of the subordination provisions thereof, (ii) advance the date of any required payment or prepayment thereunder, (iii) make covenants therein more burdensome, when considered in their entirety, to Borrower, (iv) reduce any default or grace period therein provided, or (v) otherwise have a material adverse effect on the interests of Lender.

                                   SECTION 10

                                EVENTS OF DEFAULT

An Event of Default shall be deemed to exist if any of the following events shall have occurred and be continuing:

     (a) Borrower fails to make any payment of principal or interest or any other payment on the Note or any other Obligation when due and payable, by acceleration or otherwise, and such failure shall continue for five (5) business days after the payment is due;

     (b) Borrower fails to observe or perform any covenant, condition or agreement to be observed or performed pursuant to the terms hereof or any other Loan Document to which it is a party and such failure is not cured as soon as reasonably practicable and in any event within thirty (30) days after written notice thereof by Lender;

     (c) A court enters a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency, or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, or sequestrator (or other similar official) of Borrower or for any substantial part of its property, or orders the windup or liquidation of Borrower's affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency, or similar law is filed against Borrower and is pending for sixty (60) days without dismissal;

     (d) Borrower commences a voluntary case under any applicable bankruptcy, insolvency or other similar law then in effect, makes any general assignment for the benefit of creditors, fails generally to pay its debts as such debts become due, or takes corporate action in furtherance of any of the foregoing;

     (e) Final judgment for the payment of money on any claim in excess of $50,000 is rendered against Borrower and remains undischarged for twenty (20) days during which execution is not effectively stayed;

     (f) Any guarantor of the Obligations revokes or attempts to revoke its guaranty of any of the Obligations, or becomes the subject of an insolvency proceeding of the type described in clauses (c) or (d) above with respect to Borrower or fails to observe or perform any covenant, condition or agreement to be performed under any Loan Document to which it is a party;

     (g) Borrower makes any payment on account of any Subordinate Obligations, other than payments specifically permitted by the terms of such subordination or this Agreement;

     (h) Any Person holding any Subordinate Obligations becomes the subject of any proceeding resulting in the termination of the subordination arrangement, terminates the subordination arrangement or asserts that it is terminated.

     (i) Any Collateral or any part thereof is sold, agreed to be sold, conveyed or allocated by operation of law or otherwise;

     (j) Borrower defaults under the terms of any Indebtedness or lease involving total payment obligations of Borrower in excess of $50,000 and such default is not cured within the time period permitted pursuant to the terms and conditions of such Indebtedness or lease, or an event occurs that gives any creditor or lessor the right to accelerate the maturity of any such indebtedness or lease payments;

     (k) Demand is made for payment of any Indebtedness in excess of $50,000 that was not originally payable upon demand when incurred but the terms of which were later changed to provide for payment upon demand;

     (l) Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

     (m) A judgment or other claim in excess of $50,000 becomes a Lien upon any or all of Borrower's assets, other than a Permitted Lien;

     (n) A notice of Lien, levy or assessment in excess of $50,000 is filed of record with respect to any or all of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal or other Government Authority; or any tax or debt owing at any time hereafter to any one or more of such entities becomes a Lien upon any or all of Borrower's assets and the same is not paid on the payment date thereof, except to the extent such tax or debt is being contested by Borrower as permitted in Section 8.4;

     (o) There is a material impairment of the value of the Collateral or priority of Lender's Liens on the Collateral;

     (p) Any of Borrower's assets in excess of $50,000 or any Collateral are seized, subjected to a distress warrant, levied upon or come into the possession of any judicial officer;

     (q) Any representation or warranty made in writing to Lender by any officer of Borrower in connection with the transactions contemplated in this Agreement is materially incorrect when made;

     (r) If the aggregate dollar value of all judgments, defaults, demands, claims and notices of Liens under clauses (e), (j), (k), (m) and (n) hereof exceeds $100,000; or

     (s)  Borrower  shall fail to direct all  receipts  for Accounts to the Lock
Box.

     (t) As of any day, the Cash Flow Ratio is less than the Designated Cash Flow Ratio.

                                   SECTION 11

                                    REMEDIES

Section 11.1.  Specific Remedies.  Upon the occurrence of any Event of Default:

     (a) Lender may cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any other Loan Document, or under any other agreement between Borrower and Lender.

     (b) Lender may declare all Obligations to be due and payable immediately, whereupon they shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower.

     (c) Lender may set off against the Obligations all Collateral, balances, credits, deposits, accounts, or moneys of Borrower then or thereafter held with Lender, including amounts represented by certificates of deposit.

     (d) Lender may pay, purchase, contest or compromise any encumbrance, charge or Lien that, in the opinion of Lender, appears to be prior or superior to its Lien and pay all reasonable expenses incurred in connection therewith.

     (e) Lender may (i) notify Account Debtors to make payment on Accounts directly to Lender; (ii) settle, adjust, compromise, extend or renew Accounts, whether before or after legal proceedings to collect such Accounts have commenced; (iii) prepare and file any bankruptcy proofs of claim or similar documents against any Account Debtor; (iv) prepare and file any notice, assignment, satisfaction, or release of Lien, UCC termination statement or any similar document; (v) sell or assign Accounts, individually or in bulk, upon such terms, for such amounts, and at such time or times as Lender deems advisable; and (vi) complete the performance required of Borrower under any contract or agreement to which Borrower is a party and out of which Accounts arise or may arise.

     (f) Lender may (i) endorse Borrower's name on all checks, notes, drafts, money orders or other forms of payment of or security for Accounts or other Collateral; (ii) sign Borrower's name on drafts drawn on Account Debtors or issuers of letters of credit; and (iii) notify the postal authorities in Borrower's name to change the address for delivery of Borrower's mail to an address designated by Lender, receive and open all mail addressed to Borrower, copy all mail, return all mail relating to Collateral, and hold all other mail available for pickup by Borrower.

Section 11.2. Power of Attorney. Borrower hereby appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as Borrower's attorney, with power whether before or after the occurrence of an Event of
Default: (a) to endorse Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession; (b) to sign Borrower's name on drafts against Account Debtors, on schedules and assignments of Accounts, on verifications of Accounts, and on notices to Account Debtors; (c) to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Lender, to receive and open all mail addressed to Borrower and to retain all mail relating to the Collateral and forward all other mail to Borrower; (d) to send requests for verification of Accounts; (e) to execute UCC Financing Statements; and (f) to do all things necessary to carry out this Agreement. The appointment of Lender as Borrower's attorney and each and every one of Lender's rights and powers, being coupled with an interest, are irrevocable as long as any Obligations are outstanding. Lender agrees not to exercise the power granted in clause 11.2(b) prior to the occurrence of an Event of Default and agrees not to exercise the power granted in clause 11.2(d) prior to notification of Borrower of its intent to do so, but such limitations do not limit the effectiveness of such power of attorney at any time. Any person dealing with Lender shall be entitled to rely conclusively on any written or oral statement of Lender that this power of attorney is in effect. Lender may also use Borrower's stationery in connection with exercising its rights and remedies and performing the Obligations of Borrower.

Section 11.3. Expenses Secured. All expenses, including attorney fees, incurred by Lender in the exercise of its rights and remedies provided in this Agreement, in the other Loan Documents or by law shall be payable by Borrower to Lender, shall be part of the Obligations, and shall be secured by the Collateral.

Section 11.4. Equitable Relief. Borrower recognizes that in the event Borrower fails to perform, observe, or discharge any of its Obligations or liabilities under this Agreement, no remedy of law will provide adequate relief to Lender, and Borrower agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 11.5. Remedies Are Cumulative. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other right or remedy given under this Agreement or under any other agreement between Lender and Borrower or now or hereafter existing at law or in equity or by statute. Lender may pursue its rights and remedies concurrently or in any sequence, and no exercise of one right or remedy shall be deemed to be an election. No delay by Lender shall constitute a waiver, election or acquiescence by it.

                                   SECTION 12

                                    INDEMNITY

Section 12.1. General Indemnity. Borrower shall protect, indemnify and defend and save harmless Lender and its directors, officers, agents and employees from and against any and all loss, cost, liability (including negligence, tort and strict liability), expense, damage, suits or demands (including fees and disbursements of counsel) on account of any suit or proceeding before any Governmental Authority which arises from the transactions contemplated in this Agreement or otherwise arising in connection with or relating to the Loan and any security therefor, unless such suit, claim or damages are caused by the negligence or intentional malfeasance of Lender or its directors, officer, agents or employees. Upon receiving knowledge of any suit, claim or demand asserted by a third-party that Lender believes is covered by this indemnity, Lender shall give Borrower timely notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel acceptable to Lender. Lender may, at its option, also require Borrower to so defend the matter. This obligation on the part of Borrower shall survive the termination of this Agreement and the repayment of the Note.

                                   SECTION 13

                                  MISCELLANEOUS

Section 13.1. Delay and Waiver. No delay or omission to exercise any right shall impair any such right or be a waiver thereof, but any such right may be exercised from time to time and as often as may be deemed expedient. A waiver on one occasion shall be limited to that particular occasion.

Section  13.2.  Complete  Agreement.  This  Agreement  and the Schedules are the
complete   agreement  of  the  parties   hereto  and   supersede   all  previous
understandings relating to the subject matter hereof. This Agreement may be amended only by an instrument in writing that explicitly states that it amends this Agreement and is signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts, each of which will be an original and all of which will constitute a single agreement.

Section 13.3. Severability; Headings. If any part of this Agreement or the application thereof to any Person or circumstance is held invalid, the remainder of this Agreement shall not be affected thereby. The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

Section 13.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; however, Borrower may not assign any of its rights or delegate any of its Obligations hereunder. Lender (and any subsequent assignee) may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of Lender; and Lender (or such subsequent assignee who in turn assigns as aforesaid) shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and said Collateral.

Section 13.5. Notices. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered in hand or when mailed by registered or certified mail, return receipt requested, or when delivered by courier or when transmitted by telex, telecopy, or similar electronic medium to the following addresses:

               To Borrower:         HealthCare Imaging Services, Inc.
                                    200 Schulz Drive
                                    Red Bank, New Jersey  07701
                                    Attention:  Elliott Vernon, President
                                    Telephone:  (908) 224-9292
                                    Telecopier:  (908) 224-9329

               To Lender:           DVI Business Credit Corporation
                                    4041 MacArthur Blvd., Suite 401
                                    Newport Beach, CA  92660
                                    Attention:  Cynthia J. Cohn
                                                Executive Vice President
                                    Telephone:  (714) 474-6100
                                    Telecopier:  (714) 474-6199

               Copies to:           DVI Business Credit Corporation
                                    500 Hyde Park
                                    Doylestown, PA  18901
                                    Attention:  Melvin C. Breaux, Esquire
                                                General Counsel
                                    Telephone:  (215) 230-2931
                                    Telecopier:  (215) 230-3537

Either party may change such address by sending notice of the change to the other party; such change of address shall be effective only upon actual receipt of the notice by the other party.

Section 13.6. Governing Law. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED,
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

Section 13.7. Waiver of Trial by Jury. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR
ANY OF THE OTHER LOAN DOCUMENTS OR  THE RELATIONSHIP BETWEEN LENDER
AND BORROWER.

Section 13.8.  Submission to Jurisdiction.

               (a) BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY CALIFORNIA OR FEDERAL COURT SITTING IN ORANGE COUNTY, CALIFORNIA, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. BORROWER HEREBY AGREES THAT SERVICE OF COPIES OF SUMMONS AND COMPLAINTS AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING HEREUNDER MAY BE MADE BY

MAILING OR DELIVERING A COPY OF SUCH PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH AT THE BEGINNING OF THIS AGREEMENT.

               (b) NOTHING IN THIS PARAGRAPH 13.8 SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW
OR AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING
AGAINST BORROWER OR ANY OF ITS PROPERTIES IN THE COURTS OF OTHER
JURISDICTIONS TO THE EXTENT OTHERWISE PERMITTED BY LAW.

               (c) TO THE EXTENT THAT BORROWER HAS OR HEREAFTER MAY ACQUIRE (I) ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF CALIFORNIA OR ANY FEDERAL COURT SITTING IN ORANGE COUNTY, CALIFORNIA OR FROM ANY LEGAL PROCESS OUT OF ANY SUCH COURT (WHETHER THROUGH SERVICE OR
NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, OR (ii) ANY OBJECTION TO THE LAYING OF THE VENUE OR OF AN INCONVENIENT FORUM
OF ANY SUIT, ACTION OR PROCEEDING, IF BROUGHT IN CALIFORNIA OR FEDERAL COURT SITTING IN ORANGE COUNTY, CALIFORNIA UNDER PROCESS SERVED IN ACCORDANCE WITH SUBPARAGRAPH (a) ABOVE, BORROWER HEREBY
IRREVOCABLY WAIVES SUCH IMMUNITY OR OBJECTION IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LOANS.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement by their duly authorized officers as of the date first above written.

                                            LENDER:

                                            DVI BUSINESS CREDIT CORPORATION

                                            By:  /s/CYNTHIA J. COHN
                                            Print Name: CYNTHIA J. COHN
                                            Title:  EXECUTIVE VICE PRESIDENT

                                            BORROWER:

                                            HealthCare Imaging Services, Inc.
                                            Edgewater Imaging Associates, L.P.

                                            By:   HealthCare Imaging Services
                                                  of Edgewater, Inc.,
                                                   its General Partner

                                            By:    /s/ELLIOTT H. VERNON
                                            -------------------------------
                                            By:    /s/ELLIOTT H. VERNON

                                            Print Name: ELLIOTT H. VERNON
                                            Print Name: ELLIOTT H. VERNON
                                            Title: PRESIDENT
                                            Title: PRESIDENT

Wayne Imaging Associates, L.P.             Rittenhouse Square Imaging Assoc.,LP
By:  HealthCare Imaging Services, Inc.,    By:   HealthCare Imaging Services of
Rittouse Square its General Partner              its General Partner


By:     /s/ELLIOTT H. VERNON                By:    /s/ELLIOTT H. VERNON

Print Name: ELLIOTT H. VERNON               Print Name: ELLIOTT H. VERNON

Title:  PRESIDENT                           Title: PRESIDENT

                                         Schedule 1.1

                                             LIENS

[List Permitted Liens]

None, other than DVI.

                                         Schedule 4.1

                                      NAMES OF BORROWERS

[Disclose the exact names, state law under which Borrowers were organized, prior legal names, current or prior trade names]

1)      HealthCare Imaging Services, Inc.; State of Delaware
2)      HIS Acquisitions, Inc.; State of Delaware
3)      New York MR Associates, L.P.; State of New York
4)      Edgewater Imaging Associates, L.P.; State of New Jersey
5)      Wayne Imaging Associates, L.P.; State of New Jersey
6)      Rittenhouse Square Imaging Associates, L.P.; State of Pennsylvania

                                         Schedule 4.2

                                  MERGERS AND CONSOLIDATIONS

[Disclose Mergers and Consolidations]

None

                                         Schedule 4.3

                                      PURCHASES OF ASSETS
                              OUTSIDE ORDINARY COURSE OF BUSINESS

[Disclose all assets purchased outside of the ordinary course of business.]

None

                                         Schedule 6.1

                                           CONTRACTS

[List all material Contracts.]

1) Consulting Services Agreement by and between HealthCare Imaging services, Inc. and Monmouth Diagnostic Imaging, P.A.

2) Consulting Services Agreement by and between HealthCare Imaging Services, Inc. (successor to New York MR Associates) and Kings Medical Diagnostic Imaging, P.A.

3) Consulting Services Agreement by and between Jatin Gajarawala, M.D. and Arnold Olefson, M.D. or their designee, Wayne MRI, P.A. and Wayne Imaging Associates, L.P.

4) Consulting Services Agreement by and between Edgewater Imaging Associates, L.P. and Edgewater Diagnostic Imaging, P.A.

5) Excess Capacity License Agreement by and between HealthCare Imaging Services, Inc. and Alex Tsitsuashvili

6) Excess Capacity License Agreement by and between HealthCare Imaging Services, Inc. and Core Health, Inc.

                                         Schedule 8.6

                                  LITIGATION AND PROCEEDINGS

[List outstanding judgments against Borrower or any of its assets, actions or proceedings pending by or against Borrower, other threatened or imminent actions against Borrower and governmental investigations.]

  None

                                         Schedule 9.12

                                    PERMITTED DISTRIBUTIONS

1) Pursuant to the Wayne Imaging Associates, L.P. Limited Partnership Agreement, the limited partners receive a minority interest distribution.

2) Pursuant to the Restructured Limited Partnership Agreement, the limited partners receive a minority interest distribution.

  EXHIBIT A

                                       Borrowing Base Report

                                            EXHIBIT 5.5

                                      Borrowing Base Report
                                    Compliance Certification


In connection with the Borrowing Base report dated the date hereof delivered by the Borrower ("Borrower") pursuant to that certain Loan and Security Agreement by and among the Borrower and DVI Business Credit Corporation, the undersigned hereby certifies as follows:

1) The Borrower has complied and is in compliance with all of the terms, covenants and conditions of the Loan and Security Agreement;

2) No Default or Event of Default exists under the Loan and Security Agreement;

3) The representations, warranties and covenants contained in Section 8 of the Loan and Security Agreement are true as of the date hereof.

Capitalized terms used herein not otherwise defined shall have the respective meanings ascribed thereto in the Revolving Loan and Security Agreement.


     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and delivered as of the 26th day of December, 1996.

HealthCare Imaging Services, Inc.           Edgewater Imaging Associates, L.P.
                                             By:   HealthCare Imaging
                                                   Services of Edgewater, Inc.,
                                                         its General Partner

By:     /s/ELLIOTT H. VERNON                By:    /s/ELLIOTT H. VERNON
Print Name: ELLIOTT H. VERNON               Print Name: ELLIOTT H. VERNON
Title:  PRESIDENT                           Title: PRESIDENT

Wayne Imaging Associates, L.P.           Rittenhouse Square Imaging Assoc., L.P.
By: HealthCare Imaging Services, Inc.,   By:   HealthCare Imaging Services of
        its General Partner                    Rittenhouse Square
                                               its General Partner


By:     /s/ELLIOTT H. VERNON             By:    /s/ELLIOTT H. VERNON
Print Name: ELLIOTT H. VERNON            Print Name: ELLIOTT H. VERNON
Title:  PRESIDENT                        Title: PRESIDENT

                                                                  EXHIBIT 2.02

                                     SECURED PROMISSORY NOTE

                                     Dated December 26, 1996


FOR VALUE RECEIVED, the undersigned (collectively and individually "Maker") jointly and severally hereby promise to pay to DVI Business Credit Corporation or its assignee (the "Holder") or order, the principal sum of Two Million and 00/100 ($2,000,000.00) or such amount thereof as may be from time to time advanced hereunder, pursuant to the terms of that certain Loan and Security Agreement dated as of the date hereof between Holder as Lender, Maker as Borrower (the "Agreement"), with interest on the unpaid principal balance from time to time outstanding until paid at the fluctuating rate of interest announced publicly by Bank of America, NT&SA in San Francisco, California, from time to time as its prime rate plus three percent (3%) per annum, computed on the basis of a 360-day year and actual days elapsed, until paid. Interest shall be payable on the first of each month this Note is outstanding in accordance with the terms of the Agreement, with all unpaid principal and interest due and payable in full on the second anniversary of the date hereof.

If any part of the interest due on this Note is not paid when due, it shall be added to the principal amount of this Note and thereafter bear interest at the rate provided above. If the specified interest rate shall at any time exceed the maximum allowed by law, then the applicable interest rate shall be reduced to the maximum allowed by law.

1) This Note shall be subject to prepayment or redemption in whole or in part at any time without penalty or premium. Notwithstanding the foregoing, the Agreement may not be terminated, and will not be terminated by any prepayment, without payment of the termination fee required pursuant to Section 2.7 of the Agreement.

2) Principal and interest shall be payable to Holder at 4041 MacArthur Blvd., Suite 401, Newport Beach, CA 92660, or such other place as the Holder may, from time to time in writing, appoint.

3) This Note is made pursuant to, and secured by the Agreement. This Note is also secured by any Security Documents referred to in the Agreement. The Agreement and the Security Documents create a lien on and security interest in, the personal property described therein ("Collateral"). The Agreement and the Security Documents shall hereinafter be collectively referred to as the "Loan and Security Documents" and are hereby incorporated by reference in and made a part of this Note.

4) The occurrence of any Event of Default under the Agreement shall, at the election of the Holder, make the entire unpaid balance of the principal amount of this Note and accrued interest immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character.

5) Failure of the Holder to exercise the acceleration option of paragraph 4 of this Note on the occurrence of any of the events enumerated therein shall not constitute waiver of the right to exercise such option on the subsequent occurrence of any of the events enumerated therein.

6) Principal and interest shall be payable in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. Maker waives presentment, demand for payment, notice of nonpayment, protest and notice of protest, and all other notices and demands in connection with the deliver, acceptance, performance, default or enforcement of this Note. Maker consents to any and all assignments of this Note, extensions of time, renewals and waivers that may be made or granted by the Holder. Maker expressly agrees that such assignments, extensions of time, renewals or waivers shall not affect Maker's liability. Maker agrees that Holder may, without notice to Maker and without affecting the liability of Maker, accept additional or substitute security for this Note, release any security or any party liable for this Note or extend or renew this Note.

7) If Maker shall fail to make any payment of interest or principal, including the payment due upon maturity, when the same is due and payable and such failure shall continue for five (5) business days after nonpayment, a late charge by way of damages shall be immediately due and payable. Maker recognizes that default by Maker in making the payments herein agreed to be paid when due will result in the Holder incurring additional expenses, in loss to the Holder of the use of the money due and in frustration to the Holder in meeting its other commitments. Maker agrees that, if for any reason Maker fails to pay any amount due under this Note when due, the Holder shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages. Maker therefore agrees that a sum equal to five cents ($.05) for each one dollar ($1.00) of each payment which is not received within five (5) business days after the date it is due and payable is a reasonable estimate of the said damages to the Holder, which sum Maker agrees to pay on demand.

8) If action be instituted on this Note (including without limitation, any proceedings for collection hereof in any bankruptcy or probate matter or case), or if proceedings are commenced on or under any of the Loan and Security
Documents, Maker promises to pay the Holder all costs of collection and enforcement including, without limitation, reasonable attorneys' fees.

9) Any and all notices or other communications or payments required or permitted to be given hereunder shall be effective when received or refused if given or rendered in writing, in the manner provided in the Agreement.

10) This Note shall inure to the benefit of the Holder's successors and assigns. References to the "Holder" shall be deemed to refer to the holder(s) of this Note at the time such reference becomes relevant.

11) If any term, provision, covenant, or condition of this Note is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the rest of this Note shall remain in full force and effect to the greater extent permitted by law and shall in no other way be affected, impaired or invalidated.

12) Nothing contained herein or in the Loan and Security Documents shall be deemed to prevent recourse to and the enforcement against Maker and the Collateral of all liabilities, obligations and undertakings contained herein and in the Loan and Security Documents.

13) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND MAKER AGREES TO SUBMIT TO THE JURISDICTION OF THE STATE AND/OR FEDERAL COURTS IN THE STATE OF CALIFORNIA.

MAKER:

HealthCare Imaging Services, Inc.       Edgewater Imaging Associates, L.P.
                                        By: HealthCare Imaging Services of
                                            Edgewater, Inc. its General Partner

By:     /s/ELLIOTT H. VERNON            By:    /s/ELLIOTT H. VERNON
Print Name: ELLIOTT H. VERNON           Print Name: ELLIOTT H. VERNON
Title:  PRESIDENT                       Title: PRESIDENT


Wayne Imaging Associates, L.P.          Rittenhouse Square Imaging Assoc., L.P.
By: HealthCare Imaging Services, Inc.,  By:   HealthCare Imaging Services of
        its General Partner                   Rittenhouse Square
                                              its General Partner

By:     /s/ELLIOTT H. VERNON            By:    /s/ELLIOTT H. VERNON
Print Name: ELLIOTT H. VERNON           Print Name: ELLIOTT H. VERNON
Title: PRESIDENT                        Title: PRESIDENT

                                         AMENDMENT NO. 1
                                               TO
                            LOAN AND SECURITY AGREEMENT ("AGREEMENT")
                                     DATED DECEMBER 26, 1996
                                             BETWEEN
                                HEALTHCARE IMAGING SERVICES, INC.
                               EDGEWATER IMAGING ASSOCIATES, L.P.
                                 WAYNE IMAGING ASSOCIATES, L.P.
                           RITTENHOUSE SQUARE IMAGING ASSOCIATES, L.P.
                                (COLLECTIVELY HEREIN "BORROWER")
                                               AND
                           DVI BUSINESS CREDIT CORPORATION ("LENDER")

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1) Section 1(l) "Eligible Accounts" shall be amended and replaced in its entirety as follows:

Eligible Accounts shall mean Borrower's accounts receivable from commercial insurance, Medicare, Medicaid, managed care providers, workers' compensation authorized, which have been due and payable for one hundred fifty (150) or fewer days from the date of service, and worker's compensation lien and personal injury claims, which have been due and payable for one hundred eighty (180) or fewer days from the date of service, and earned but unbilled charges for no-fault accounts up to ninety (90) days from the date of service (collectively referred to as "Retail Accounts").

Any provision in Amendment No. 1 ("Amendment") hereof that may be contrary to any provision of the Agreement shall prevail and override the Agreement. Except as expressly set forth herein, all other provisions of this Amendment shall be interpreted in light of the provisions of the Agreement. Both parties warrant to each other that this Amendment has been authorized and duly executed and is binding on both parties hereto as of 31st day of January, 1997.

                                               LENDER:

                                               DVI Business Credit Corporation
                                               By:  /s/ ANTHONY J. TUREK
                                               Name:  ANTHONY J. TUREK
                                               Title:  MANAGING DIRECTOR

                                            BORROWER:
HealthCare Imaging Services, Inc.           Edgewater Imaging Assoc., L.P.
                                            By: HealthCare Imaging Serv. of
                                            Edgewater, Inc., its General Partner
By:     /s/ELLIOTT H. VERNON                By:    /s/ELLIOTT H. VERNON
-----------------------------                   ----------------------------

Name: ELLIOTT H. VERNON                     Name: ELLIOTT H. VERNON
Title:  PRESIDENT                                  Title: PRESIDENT

Wayne Imaging Associates, L.P.           Rittenhouse Square Imaging Assoc., L.P.
By:  HealthCare Imaging Services, Inc.   By:  HealthCare Imaging Services of
        its General Partner                   Rittenhouse Square, its Gen. Part.

By:     /s/ELLIOTT H. VERNON             By:    /s/ELLIOTT H. VERNON
Name: ELLIOTT H. VERNON                  Name: ELLIOTT H. VERNON
Title:  PRESIDENT                        Title: PRESIDENT

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